UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

TPG Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	814-00854	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 871-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers

On February 13, 2014, TPG Specialty Lending, Inc.’s Board of Directors elected Justin Meagher to the position of Chief Compliance Officer replacing David Reintjes.

Since 2013, Mr. Meagher has been a Principal and Deputy Chief Compliance Officer of TPG Special Situations Partners. From 2009 to 2013, Mr. Meagher held multiple senior legal and compliance positions at Lehman Brothers Holdings, Inc. following its bankruptcy filing. During 2008, Mr. Meagher was Managing Director and Chief Compliance Officer of Diamond Lake Investment Group, L.P. From 2001 to 2007, Mr. Meagher was legal counsel and Deputy Chief of Compliance for Clinton Group, Inc. Mr. Meagher received a B.A. from Iona College, an M.A. from New York University and a J.D. from New York Law School.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG SPECIALTY LENDING, INC. (Registrant)

Date: February 20, 2014	By:	/s/ Alan Kirshenbaum
Alan Kirshenbaum
Chief Financial Officer

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